Exhibit 10.17.1

First Amendment to the Investor Agreement
dated as of December 20, 2007

     This Amendment (“Amendment”), dated as of November 10, 2009, is by and among sanofi-aventis (“sanofi-aventis”), a company organized under the laws of France, with its principal headquarters at 174, avenue de France, 75013 Paris, France, sanofi-aventis US LLC (“Sanofi US”), a Delaware limited liability company with its headquarters at 55 Corporate Drive, Bridgewater, New Jersey 08807, Aventis Pharmaceuticals Inc. (“Aventis”), a Delaware corporation with its headquarters at 55 Corporate Drive, Bridgewater, New Jersey 08807, sanofi-aventis Amérique du Nord (the “Investor”), a société en nom collectif organized under the laws of France, with its principal headquarters at 174, avenue de France, 75013 Paris, France, and Regeneron Pharmaceuticals, Inc. (the “Company”), a New York corporation with its principal place of business at 777 Old Saw Mill River Road, Tarrytown, New York 10591.

     WHEREAS, sanofi-aventis, Sanofi US, Aventis, the Investor, and the Company (collectively, the “Parties”) entered into an Investor Agreement, dated as of December 20, 2007 (the “Investor Agreement”); and

     WHEREAS, the Parties now desire to amend the Investor Agreement as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Investor Agreement and this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Investor Agreement.

2.	Changes to the definition of “Lock-Up Term”. The definition of “Lock-Up Term” in the first sentence of Section 4.1 of the Investor Agreement is hereby amended by replacing the words “fifth (5th) anniversary” therein with the words “tenth (10th) anniversary.”

3.	Continuing Effect. Except as specifically modified in this Amendment, all of the provisions of the Investor Agreement shall remain in full force and effect.

4.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

Exhibit 10.17.1

     IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment in accordance with Section 7.5 of the Investor Agreement as of the date first above written.

SANOFI-AVENTIS

By:	/s/ José Ferrer
Name: José Ferrer
Title: VP, Legal Operations

By:	/s/ Christian Blin
Name: Christian Blin
Title: VP, R&D Finance

SANOFI-AVENTIS US LLC

By:	/s/ John M. Spinnato
Name: John M. Spinnato
Title: VP & General Counsel, US Legal

By:	/s/ Christian Blin
Name: Christian Blin
Title: VP, R&D Finance

AVENTIS PHARMACEUTICALS INC.

By:	/s/ John M. Spinnato
Name: John M. Spinnato
Title: VP & General Counsel, US Legal

By:	/s/ Christian Blin
Name: Christian Blin
Title: VP, R&D Finance

Exhibit 10.17.1

SANOFI-AVENTIS AMÉRIQUE DU NORD

By:	/s/ José Ferrer
Name: José Ferrer
Title: VP, Legal Operations

By:	/s/ Christian Blin
Name: Christian Blin
Title: VP, R&D Finance

REGENERON PHARMACEUTICALS, INC.

By:	/s/ Murray A. Goldberg
Name: Murray A. Goldberg
Title: Senior Vice President, Finance &
Administration and Chief Financial Officer